m+ DynaBuffer ETF

MPDB

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

August 10, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.mplusfunds.com. You can also get this information at no cost by calling (888) 852-4281. The current Prospectus and SAI, both dated August 10, 2026, are incorporated by reference into this Summary Prospectus. Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) (the “Exchange”).

Investment Objective

The investment objective of the m+ DynaBuffer ETF (the “Fund”) is to seek to generate levered upside exposure to SPY ETF Trust, up to a cap, while seeking to provide reduced downside risk through the HSBC DynaBuffer US Large Cap Index (the “Buffer Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors may pay brokerage commissions and incur other charges on their purchases and sales of exchange-traded fund shares, which are not reflected in the Expense Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	0.70%
1	Estimated based on the expenses the Fund expects to incur for the current fiscal year.
2	“Other Expenses” does not include fees and other costs associated with the Fund’s swap agreements. These costs are embedded in the pricing and valuation of the swaps, are not reflected in the Annual Fund Operating Expenses table or Expense Example, and will reduce the Fund’s returns. Such costs will vary based on market conditions and the terms of the Fund’s swap transactions.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$225
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. Because the Fund has not commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in unfunded total return swaps (based on their notional value) that provide exposure to the HSBC DynaBuffer US Large Cap Index (the “Buffer Index”). Cash, cash equivalents, and U.S. Treasury securities with remaining maturities of one year or less related to such swaps will not be counted towards the calculation of the Fund’s net assets with respect to the Fund’s 80% investment policy. The Buffer Index is designed to reflect the performance of a diversified portfolio of synthetic buffer notes that each provide buffered and capped exposure to the performance of SPY ETF by referencing a portfolio of options on SPY ETF (each a “Buffer Note” and the portfolio of Buffer Notes, the “Index Portfolio”).

Buffered notes are structured instruments designed to provide investors with limited protection against declines in a specified underlying reference index while offering a defined level of upside participation, subject to stated terms. The terms of buffered notes, including the buffer level, upside participation rate, maximum return, and term, are fixed at issuance and may vary among notes. For additional information, please see “How Buffer Notes Work” below.

The Fund will not attempt to replicate or track the Buffer Index but will, instead, use financial instruments such as total return swaps to gain exposure to the level of the Buffer Index. An unfunded total return swap is a derivative contract under which the Fund obtains economic exposure to the Buffer Index without paying the full notional amount upfront, instead making or receiving payments based on the performance of the Index while generally holding cash or other assets to meet collateral and liquidity requirements. The Buffer Index is designed to reflect the collective performance of a portfolio of 156 3-year Buffer Notes on the SPY ETF arranged in a laddered structure with staggered entry points aiming to maximize upside participation with downside protection. Each of these 3-year Buffer Notes are dynamically rebalanced on a quarterly basis. This approach seeks to smooth timing risks and delivers more consistent outcomes.

The Buffer Index is constructed by the third-party index provider using a laddered approach with staggered maturities established in accordance with the index construction methodology, which governs the timing and spacing of maturity dates, and the Fund obtains exposure to the index as constructed without discretion to modify the ladder structure. Individual synthetic components reflected in the index ladder may have different performance outcomes over time due to differences in entry dates, observation schedules, market conditions, and roll timing, all of which are governed by the index rules rather than by Fund level activity.

The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less, cash, cash equivalents, and unfunded total return swaps providing exposure to the Buffer Index (the “Swap Agreements”). The investments of the Fund will create an aggregate notional exposure to the Buffer Index approximately equal to 100% of the Fund’s net assets, subject to limitations and/or conditions prescribed by the 1940 Act. In order to meet its margin requirements on the Swap Agreements, the Fund may allocate a significant portion of its assets to investments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

The Fund’s exposure to the Buffer Notes is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Buffer Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Cash inflows to the Fund and outflows from the Fund affect the Fund’s notional exposure under the Swap Agreements but do not alter the construction, composition or operation of the Buffer Index, which is determined solely by the index methodology. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Buffer Notes via one or more derivative instruments. Swap Counterparties are selected and monitored pursuant to the Adviser’s internal risk management, operational, and compliance processes. It is anticipated that the Fund will have only one Swap Counterparty.

In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Buffer Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are the principal investment strategies and principal investment risks of the Fund as reflected in the Fund’s Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund.

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The Subsidiary will enter into separate contracts with the Adviser and Trading Sub-Adviser for the management of the Subsidiary’s portfolio, without compensation. The Subsidiary will also enter into arrangements with the Custodian to serve as the Subsidiary’s custodian and with the Fund’s administrator to serve as the Subsidiary’s transfer agent, fund accountant and administrator. The Subsidiary will comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody and Section 18 of the 1940 Act related to capital structure and leverage. The Subsidiary will adopt compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund, and the Fund aggregates direct investments with investments held by the Subsidiary in constructing the Fund’s portfolio and for purposes of the Fund’s investment policies.

In order to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has determined that only income realized directly from certain sources such as dividends, interest, securities loans, gains from stock or securities or foreign currencies, or other income derived with respect to its business of investing is qualifying income for purposes of qualifying as a RIC. Income realized from other sources (“Bad Income Assets”) is not considered qualifying income to be treated as a RIC. As a result, a fund’s ability to realize income from investments in Bad Income Assets as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the IRS’ position, certain funds seek to gain exposure to Bad Income Assets primarily through investments in a subsidiary, which invests in Bad Income Assets. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary as qualifying income.

Buffer Index Portfolio Characteristics

The Buffer Index is composed of approximately 156 Buffer Notes, each of which consists of a portfolio of put and call options referencing the SPY ETF. Each Buffer Note includes a call spread with a three-year term (the “Call Spread Leg”) and a short put spread with a three-month term (the “Put Spread Leg”).

The Buffer Notes are issued on a weekly, laddered basis, with one new Buffer Note added to the Index each week while one existing Buffer Note matures, resulting in a continuously maintained portfolio of approximately 156 concurrent Buffer Notes. As a result, at any point in time, the Index reflects Buffer Notes with staggered issuance dates, market entry levels, and remaining maturities, which is intended to reduce reliance on market conditions at any single point in time and is expected to produce a smoother pattern of upside participation and downside protection over time relative to holding a single Buffer Note.

The put spread component of each Buffer Note is dynamically reset on a scheduled quarterly basis, which is intended to refresh the downside buffer to more recent market levels and may help mitigate the impact of large market moves occurring early in a Buffer Note’s life while maintaining upside participation.

Once a Buffer Note is added to the Index, its key economic terms—such as its upside participation rate, buffer level, and maturity date—are otherwise fixed for the life of the Buffer Note, other than the scheduled quarterly put spread reset. The Index, and any corresponding swap exposure, continuously reflects both existing Buffer Notes held in the Index and the addition of new Buffer Notes each week, rather than resetting or replacing the portfolio in its entirety.

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I. Individual Buffer Notes: Each Buffer Note in the Buffer Index reflects a weekly issued, 3-year synthetic buffered note on SPY ETF with a Call Spread Leg and a Put Spread Leg:

•	Call Spread Leg: 1.5x Levered Upside Participation to SPY ETF (3-year Tenor)
o	The Call Spread Leg is sized at 1.5x notional of the Buffer Note principal and provides 1.5x leveraged upside participation to SPY ETF up to a construction determined cap (the “upper strike”).
o	The Call Spread Leg consists of a long position in a 3 year call spread referencing SPY ETF, an equal amount of:
▪	long call options with a strike price equal to the then-current at-the-money price
▪	short call options with a strike price set at the highest achievable price pursuant to the budget (the “upper strike”)
o	The upper strike is determined via a budget based construction process to achieve the highest possible upper strike cap (described under Methodology).
▪	In the event that the SPY ETF has gains in excess of the cap, the Buffer Note will not participate in those gains beyond the cap.
•	Put Spread Leg: Downside Buffered Participation to SPY ETF (13-week tenor, reset quarterly for 3-years)
o	The Put Spread Leg is sized a 1x notional of the Buffer Note principal and provides 1x downside participation to the SPY ETF below a targeted 10% buffer from the then-current at-the money price and generates premium income that contributes to the budget.
▪	The first 10% of losses from declines in the SPY ETF are absorbed by the buffer.
▪	If the SPY ETF declines by more than 10% from its initial level, investors will experience losses on a one-for-one basis beyond the buffer amount, subject to the terms of the put spread.
o	The Put Spread Leg consists of a short position in a put spread referencing SPY ETF with a 13-week maturity, an equal amount of:
▪	short put options with a strike price 10% lower than then-current at-the-money price
▪	long put options with a strike price 65% lower than then-current at-the-money price.
o	This mechanism provides a quarterly “reset” feature.
▪	Every 13 weeks, the Put Spread Leg is unwound, and replaced with a new 13-week put spread set with a strike designed to target 10% downside protection from current market levels.

Hypothetical Sensitivity of Call Spread leg:

3-year Reference Return	Potential Call Spread Performance
30.00%	Up to 1.5x upside exposure subject to restriking and cap
10.00%	Up to 1.5x upside exposure subject to restriking
-10.00%	No participation
-30.00%	No participation

Hypothetical Sensitivity of Put Spread leg:

13-week Reference Return	Potential Put Spread Performance
15.00%	No participation
5.00%	No participation
-5.00%	Buffer of -10%
-15.00%	1x loss beyond buffer

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II. Key Components of Each Buffer Note: Each Buffer Note includes three structural components:

•	Buffer Loss Feature (Downside Protection)

o    Each Note provides approximately 10% downside buffer, delivered through the short put spread. Losses begin only if SPY ETF declines beyond the buffered threshold.

•	Enhanced Upside Participation with Cap

o    The Note targets 1.5x participation in the positive performance of SPY ETF, achieved through the long call spread.

▪	Participation is enhanced up to a construction determined cap (the “upper strike”), set at issuance via option pricing budget constraints.
▪	The level of the cap depends on market conditions at issuance—higher market volatility or interest rates may result in a lower upper strike, while more favorable conditions may allow for a higher upper strike.
•	Laddered Outcomes
o	The combination of weekly issuance and quarterly put spread resets across 156 overlapping Buffer Notes is intended to:
▪	Reduce path dependence by spreading market entry points and buffer resets across many different dates, rather than concentrating exposure at a single point in time or market level.
▪	Smooth outcomes over time by holding Buffer Notes with staggered issuance dates, buffers, and remaining maturities, which may help offset the impact of short-term market volatility in any individual Buffer Note
▪	Reduce sensitivity to reinvestment dates by continuously adding new Buffer Notes and dynamically resetting downside buffers, limiting the effect that unfavorable market conditions on any single issuance or reset date may have on overall Index performance.

III. Implementation Mechanism: The Fund gains exposure to the Buffer Index through one or more total return swap agreements with qualified financial institutions (“Swap Counterparties”).

•	Under these agreements, the Fund receives (or pays) the total return of the Buffer Index.

This approach is intended to allow the Fund to efficiently replicate the diversified performance of the 156 position Buffer Note portfolio without directly purchasing listed or OTC derivatives.

Buffer Index Methodology

The Buffer Index is a rules based index designed to systematically construct a diversified portfolio of Buffer Notes. Its methodology includes:

•	Weekly Buffer Note Construction

o    Every week, a new Buffer Note is created with three year maturity. At issuance:

▪	The Note is allocated an initial notional value of $1.00.
▪	A Zero Coupon Price (e.g., $0.80) is computed based on current risk free rates to determine how much capital must be held aside to ensure $1.00 principal payoff at maturity.
▪	A Total Put Premium estimate (e.g., $0.15) is calculated based on modelled expectations of put spread premiums collected during quarterly reset events.

o    Together these determine:

▪	Amount Available to Spend = (1 − Zero Coupon Price) + Total Put Premium
▪	$1.00 − $0.80 + $0.15 = $0.35 Available to Spend
•	Upside Call Spread Construction

o    To determine the call spread:

▪	A 3-year at-the-money (“ATM”) call option price is obtained.
▪	Out of the money (“OTM”) call strikes are priced across a range.
▪	The upper strike chosen to preserve budget neutrality (no additional spend):
•	1.5 × (Price of 3-year Call Spread) = Amount Available to Spend
•	Example target: Find upper strike such that 1.5 × (Call ATM – Call Upper) = $0.35
•	This ensures the leveraged call spread fits the Note’s construction budget.
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•	Downside Put Spread Construction & Quarterly “buffer reset”
o	The Buffer Note includes a short 13-month put spread whose width targets approximately a 10% buffer.
▪	Every 13 weeks, the existing put spread is unwound.
▪	A new 13-week put spread is entered:
•	short put options with a strike price 10% lower than then-current ATM price
•	long put options with a strike price 65% lower than then-current ATM price
▪	This creates a systematic quarterly reset mechanism that adapts to current market levels.
•	Treatment of Call Spread at Quarterly Reset
o	Unlike the put spread, the call spread is not reset quarterly.
▪	If SPY ETF > initial strike at a reset date:
•	The lower call strike is rolled up to at-the-money.
•	The upper strike is recalculated to maintain prior notional and cost consistency.
▪	If SPY ETF < initial strike, the existing call spread is retained.
o	This mechanism preserves the upside leverage while adjusting to market gains.
•	Laddered Portfolio & Rebalancing

This systematic ladder is created by adding a new Buffer Note to the Index each week and allowing existing Buffer Notes to mature on a rolling weekly basis. As a result, the Fund’s exposure is spread across multiple issuance dates rather than being tied to a single entry point, which helps reduce the impact of adverse market timing and smooth investment outcomes over time.

o	The Index maintains 156 Buffer Notes, one for each weekly position.
▪	Each week:
•	One Note matures and exits the Index.
•	One new Note is issued and added.
▪	Each quarter:
•	Roughly 13 put spreads reset across the 156 Buffer Notes.
o	This systematic ladder:
▪	Smooths return distributions by spreading exposure across multiple overlapping Buffer Notes with different start dates and maturities, rather than concentrating exposure in a single issuance.
▪	Reduces timing and reinvestment risk by ensuring that an investor’s experience is not dependent on market conditions prevailing at any one specific start date.
▪	Provides more stable exposure to enhanced upside and buffered downside protection by continuously rotating exposure through new and maturing Buffer Notes across varying market environments.
•	Index Calculation
o	The Index level reflects:
▪	The aggregated mark to market valuations of all 156 Buffer Notes,
▪	Adjusted for reinvestment of matured positions,
▪	Incorporating option pricing inputs including SPY ETF levels, volatility surfaces, forward curves, and rates.
o	The Index is calculated daily and expressed in USD.

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SPY ETF

All information contained in the Fund’s Prospectus regarding the SPDR® S&P 500® ETF Trust (the “SPY”), including, without limitation, its make-up, method of calculation and changes in its components, has been derived from publicly available information. Such information reflects the policies of, and is subject to change by, State Street Global Advisors Trust Company, as trustee of the SPY, and PDR Services, LLC (wholly owned by NYSE Euronext), as sponsor of the SPY. Information provided to or filed with the Securities and Exchange Commission (the “Commission”) by the SPY pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 can be located by reference to Commission file numbers 033-46080 and 811-06125, respectively, through the Commission’s website at www.sec.gov. Information provided to or filed with the Commission can also be inspected and copied at the public reference facility maintained by the Commission. None of this publicly available information is incorporated by reference into the Fund’s Prospectus. Neither the Fund nor the Adviser nor the Sub-Adviser has undertaken any independent review or due diligence of such information.

The SPY’s objective is to provide investment results that, before expenses, generally correspond to the price and yield performance of the Description of the S&P 500® Index (the “Underlying Index”). The Underlying Index includes a representative sample of 500 companies in leading industries of the U.S. economy. The returns of the SPY may be affected by certain management fees and other expenses, which are detailed in its prospectus.

S&P 500® Index

The S&P 500 Index includes five hundred selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Fund.

Other Information on the Fund’s Investment Strategy

Total Return Swaps – A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the Buffer Index is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the Buffer Index, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. The use of total return swaps may add leverage to the Fund’s portfolio.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency. As with any investment, the Fund’s returns will vary and you could lose money.

Authorized Participant Risk. Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Funds’ Distributor (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Buffer Structure Risk. The Fund’s returns are correlated to the performance of a portfolio of Buffer Notes reflected by the Buffer Index. Buffer Notes have specific structural features that may be unfamiliar to many investors and are designed to provide limited downside protection only up to a predetermined buffer threshold.

The buffer is intended to absorb losses in the SPY ETF only up to that specified level. If losses in the SPY ETF exceed the buffer threshold, the investor bears the full amount of losses beyond the buffer, which may result in a substantial decline in the value of the Buffer Notes. As a result, during significant market downturns, the Fund may experience large and rapid declines in value, and investors may lose a significant portion, or all, of their investment.

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Capped Upside Return Risk. Each Buffer Note in the Buffer Index has a predefined cap on its upside potential that is determined at the time the Buffer Note is issued and remains fixed for the life of that note. As a result, if the SPY ETF appreciates beyond the applicable cap of a particular Buffer Note, that Buffer Note will not participate in gains above the cap, and the excess positive performance of the SPY ETF will not be reflected in the return of that note.

Because the Fund holds a laddered portfolio of many Buffer Notes issued at different times, each with its own cap based on market conditions at issuance, the overall upside participation of the Fund is structurally limited and may vary over time. During periods of strong or rapidly rising equity markets, the Fund may significantly underperform the SPY ETF or other equity investments without capped return features, as gains above the caps applicable to the Buffer Notes will not be captured.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Calculation Methodology Risk. The Buffer Index employs complex calculation methodologies that may not perform as expected under certain market conditions.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. The Fund also risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Correlation Risk. The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Buffer Index for a number of reasons, including operating expenses, transaction costs, cash management, market conditions, and differences in calculation methodologies.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with swap counterparties. If a swap counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

Swap Agreements generally require counterparties to post collateral based on the mark-to-market exposure of the swaps, which is intended to help mitigate counterparty credit risk. However, collateralization may not fully protect the Fund in all circumstances, including during periods of rapid market movements, operational failures, or if a counterparty becomes insolvent or otherwise fails to perform its obligations.

Because the Fund’s holdings consist primarily of contractual claims against swap counterparties rather than direct holdings of securities, the Fund may be particularly vulnerable to counterparty failure generally and related to the counterparty’s performance obligations. Even temporary disruptions in a counterparty’s ability to perform under a Swap Agreement could negatively affect Fund performance. In addition, the Fund may have substantial exposure to a single swap counterparty, which may increase the Fund’s sensitivity to adverse developments affecting that counterparty.

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Credit/Default Risk. Credit risk is the risk that an issuer, guarantor, or counterparty is unable or unwilling to make timely payments, satisfy contractual obligations, or otherwise honor its commitments. Changes in the financial condition of a counterparty, adverse economic, market, or political developments, or other factors may increase the risk of default and negatively affect the value of the Fund’s investments.

To the extent the Fund enters into Swap Agreements, the Fund is exposed to the credit risk of the applicable swap counterparties. Although such swap arrangements typically include collateral posting requirements intended to reduce counterparty credit exposure, there can be no assurance that collateral will be sufficient to cover all losses in the event of a counterparty default, particularly during periods of market stress or following insolvency proceedings.

Credit rating downgrades, defaults, or other adverse credit events involving a counterparty may reduce the Fund’s income and negatively affect the value of the Fund’s shares.

Cybersecurity Risk. As part of its business, the Adviser processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives involves leverage, market, counterparty, liquidity, operational, and legal risks. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Early Close/Trading Halt Risk. The Fund’s investments in equity securities are subject to the risk that an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The securities markets are volatile. The Fund’s indirect exposure to the SPY ETF subjects it to risks associated with equity markets. The value of the SPY ETF may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities SPY ETF holds decline, the value of your investment in the Fund will decline.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”, which are only available to Authorized Participants. Retail investors may only purchase or sell shares on the Exchange. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Cash Purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
o	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
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o	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
o	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Highly Volatile Markets Risk. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Index Risk. There can be no guarantee that the Buffer Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Buffer Index to implement the Fund’s principal investment strategies indefinitely. If necessary, the Adviser or the Fund’s Board of Trustees may substitute the Buffer Index with another index or reference security that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index or reference security so selected will perform in a manner similar to the Buffer Index. Unavailability could affect adversely the ability of the Fund to achieve its investment objective. In addition, the Fund’s investments in derivatives relating to the Buffer Index may underperform the return of the Buffer Index.

Interest Rate Risk. As interest rates rise, the value of fixed income securities are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable.

Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

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Investment in a Subsidiary. As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary, organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Buffer Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

Laddered Portfolio Risk. The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Buffer Notes may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.

Legislation and Regulatory Risk. The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund or in the Index Portfolio may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because, as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

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Rolling and Timing Risk. The Fund’s investment strategy relies on a laddered portfolio of synthetic instruments that are added and replaced through a systematic rolling process. While this approach is designed to reduce concentration risk and mitigate exposure to any single market entry point, it may nevertheless result in suboptimal entry timing, particularly during periods of rapidly changing or stressed market conditions. Market conditions at the time new positions are added may adversely affect future income payments or principal outcomes. In addition, unfavorable market conditions persisting across multiple roll periods may negatively impact the overall performance of the Fund.

Simulated Performance Risk. Certain information regarding the Buffer Index (including information that may be available in Fund documents, marketing materials, or on the Fund’s website) may reflect simulated, hypothetical, or back-tested performance rather than actual performance. Simulated performance results are generally prepared by applying the Buffer Index’s methodology retroactively to historical market data and do not represent the results of actual trading. Such results are achieved through the retroactive application of a model designed with the benefit of hindsight and may reflect assumptions that would not have been available at the time the Buffer Index was originally constituted.

Simulated performance has inherent limitations and may overstate or understate the impact of certain market factors, including market volatility, liquidity constraints, transaction costs, and other factors that may affect actual performance. In addition, simulated results do not reflect the effect of Fund fees and expenses or the Fund’s actual portfolio management, and there can be no assurance that the Buffer Index or the Fund will achieve results similar to those shown by simulated performance.

Swap Agreement Risk. Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Buffer Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

Swap Agreement Termination Risk. A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. The treatment of the swaps and other derivatives that provide exposure to the Buffer Notes is not entirely clear, which may impact the ability of the Fund to satisfy the requirements of Subchapter M of the Code.

•	Qualifying Income. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Buffer Notes is not entirely clear, and, thus, whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Buffer Notes as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC.
•	Asset Diversification. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed to the extent that such distribution is treated as a dividend for U.S. federal income tax purposes.

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The U.S. federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to complex character and timing rules, including mark-to-market accounting, constructive ownership or straddle provisions of the Code, that could affect the timing and character of income, deduction, gain or loss recognized from such derivatives. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Valuation Risk. The complex nature of buffer note structures may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult.

Performance

Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 888-852-4281. Performance data current to the most recent month end may be obtained from the Fund’s website at www.mplusfunds.com, or by calling 888-852-4281.

Portfolio Management

Investment Adviser – Alaia Capital, LLC (the “Adviser”)

Trading Sub-Adviser – Tidal Investments LLC (the “Trading Sub-Adviser”)

Portfolio Management Team

•	Stephen Clancy, CFA, FRM, Senior Vice President of Institutional Capital Network, Inc.
•	Charles Guttilla, Senior Vice President of Institutional Capital Network, Inc.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. (“Cboe”) (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, will be available on the Fund’s web site at www.mplusfunds.com.

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Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account. A return of capital, if any, will lower a shareholder’s tax basis in his or her shares, which may result in a shareholder recognizing more gain (or less loss) when his or her shares are sold.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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